UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2019

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19731 (Commission File No.)	94-3047598 (IRS Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, California

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Principal Financial Officer.

On October 15, 2019, Gilead Sciences, Inc. (the “Company”) announced that Andrew Dickinson has been named Chief Financial Officer, effective November 1, 2019. As previously announced by the Company, Robin Washington will retire from her position as the Company’s Executive Vice President and Chief Financial Officer and has agreed to remain in an advisory capacity through the completion of the Company’s reporting of 2019 financial results.

Mr. Dickinson, age 49, is currently the Company’s Executive Vice President, Corporate Development and Strategy, a position he has held since joining the Company in 2016. Prior to joining the Company, Mr. Dickinson worked at Lazard Ltd., where he served as Global Co-Head of Healthcare Investment Banking from February 2016 to November 2016 and as the Global Head of Life Sciences from January 2013 to February 2016. Mr. Dickinson received his bachelor’s degree in molecular, cellular and developmental biology from the University of Colorado and his law degree from Loyola University Chicago.

Mr. Dickinson will receive an annual base salary of $950,000 and his target annual bonus opportunity (as a percent of annual base salary) is 100%. For 2020, Mr. Dickinson’s target value of annual equity awards under the Gilead Sciences, Inc. 2004 Equity Incentive Plan is $3,500,000, and in connection with his appointment he received awards with a grant date value of $1,000,000, split equally between restricted stock unit awards and stock options.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

The following exhibit 99.1 is furnished pursuant to this Item 9.01.

Exhibit Number	Description
10.1	Letter dated October 11, 2019 between Gilead Sciences, Inc. and Andrew Dickinson.
99.1	Press Release by Gilead Sciences, Inc. dated October 15, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Brett A. Pletcher
Brett A. Pletcher
Corporate Secretary and EVP, Corporate Affairs and General Counsel

Date:        October 15, 2019